                                                                    EXHIBIT (N)

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1997-1 Monthly Statement
                      Class A Certificate CUSIP #25466KBD0
                      Class B Certificate CUSIP #25466KBE8


Trust Distribution Date: April 15, 1998      Due Period Ending:  March 31, 1998

Pursuant to the Series Supplement dated as of August 26, 1997 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

     Series  1997-1                                                            Total                Interest              Principal
             Class A      30 days at 5.777500000%                       $4.814583333            $4.814583333           $0.000000000
             Class B      30 days at 5.957500000%                       $4.964583333            $4.964583333           $0.000000000

2.   Principal Receivables at the end of the Due Period

     (a)  Aggregate Investor Interest                                                                            $16,936,325,676.00

          Seller Interest                                                                                         $2,389,177,999.72

          Total Master Trust                                                                                     $19,325,503,675.72


     (b)  Group One Investor Interest                                                                            $14,386,325,676.00

     (c)  Group Two Investor Interest                                                                             $2,550,000,000.00

     (d)  Series 1997-1 Investor Interest                                                                           $789,474,000.00

     (e)  Class A Investor Interest                                                                                 $750,000,000.00

          Class B Investor Interest                                                                                  $39,474,000.00

3.   Allocation of Receivables Collected During the Due Period

                                                                      Finance Charge               Principal                  Yield
                                                                         Collections             Collections            Collections

     (a)  Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation.                             $277,319,470.48       $2,348,983,679.25                  $0.00

          Seller:                                                     $45,107,538.56         $382,075,126.99                  $0.00

     (b)  Group One Allocation                                       $235,565,172.82       $1,995,311,563.84                  $0.00

     (c)  Group Two Allocation                                        $41,754,297.66         $353,672,115.41                  $0.00

     (d)  Series 1997-1 Allocations                                   $12,929,323.07         $109,515,458.13                  $0.00

     (e)  Class A Allocations                                         $12,284,469.05         $104,053,340.52                  $0.00

          Class B Allocations                                            $644,854.02           $5,462,117.61                  $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                          Deposits into the
                                                 SPFAs This                     SPFA                 Deposit     Deficit Investment
                                                 Due Period                  Balance                  Amount                 Income

     Series 1997-1                                    $0.00                    $0.00                    0.00                  $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                     Total Payments
                                                                         Amount Paid          Deficit Amount           Through This
                                                                     This Due Period         This Due Period             Due Period

     Series 1997-1                                                             $0.00                   $0.00                  $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                           Deposits Into the
                                                                                                                         SIFAs This
                                                                                                  Due Period           SIFA Balance

     Series 1997-1                                                                             $3,806,909.46                  $0.00

7.   Pool Factors                                                                                                   This Due Period

     Class A                                                                                                             1.00000000

     Class B                                                                                                             1.00000000

8.   Investor Charged-Off Amount

                                                                                                                         Cumulative
                                                                                                               Investor Charged-Off
                                                                                             This Due Period                 Amount

     (a)  Group One                                                                           $92,397,088.58                  $0.00

     (b)  Group Two                                                                           $16,377,529.39                  $0.00

     (c)  Series 1997-1                                                                        $5,071,343.08                  $0.00

     (d)  Class A                                                                              $4,818,408.26                  $0.00

          Class B                                                                                $252,934.82                  $0.00

9.   Investor Losses This Due Period

                                                                                                                      Per $1,000 of
                                                                                                                  Original Invested
                                                                                                       Total              Principal

     (a)  Group One                                                                                    $0.00                  $0.00

     (b)  Group Two                                                                                    $0.00                  $0.00

     (c)  Series 1997-1                                                                                $0.00                  $0.00

     (d)  Class A                                                                                      $0.00                  $0.00

          Class B                                                                                      $0.00                  $0.00

10.  Reimbursement of Investor Losses This Due Period                                                                 Per $1,000 of
                                                                                                                  Original Invested
                                                                                                       Total              Principal

     (a)  Group One                                                                                    $0.00                  $0.00

     (b)  Group Two                                                                                    $0.00                  $0.00

     (c)  Series 1997-1                                                                                $0.00                  $0.00

     (d)  Class A                                                                                      $0.00                  $0.00

          Class B                                                                                      $0.00                  $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses                                                                 Per $1,000 of
                                                                                                                  Original Invested
                                                                                                       Total              Principal

     (a)  Group One                                                                                    $0.00                  $0.00

     (b)  Group Two                                                                                    $0.00                  $0.00

     (c)  Series 1997-1                                                                                $0.00                  $0.00

     (d)  Class A                                                                                      $0.00                  $0.00

          Class B                                                                                      $0.00                  $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

     (a)  Group One                                                                                                  $23,977,209.44

     (b)  Group Two                                                                                                   $4,250,000.00

     (c)  Series 1997-1                                                                                               $1,315,790.00

     (d)  Class A                                                                                                     $1,250,000.00

          Class B                                                                                                        $65,790.00

13.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                                    As a Percentage
                                                                                                                         of Class A
                                                                                                       Total        Invested Amount

     Series 1997-1 Class B                                                                    $98,684,250.00               13.1579%

14.  Total Available Credit Enhancement Amounts

                                                                                               Shared Amount         Class B Amount

     Maximum Amount                                                                                    $0.00         $59,210,550.00

     Available Amount                                                                                  $0.00         $59,210,550.00

     Amount of Drawings on Credit Enhancement for this
     Due Period                                                                                        $0.00                  $0.00

15.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding                                                      $19,619,869,946.98

                                                                                                                      Percentage of
                                                                                                  Delinquent                 Ending
                                                                                                      Amount            Receivables
     Payment Status                                                                           Ending Balance            Outstanding

     30-59 days                                                                              $419,913,275.47                  2.14%

     60-179 days                                                                             $911,502,585.27                  4.65%


                         U.S. BANK NATIONAL ASSOCIATION
                         as Trustee
                         BY: __________________________
                         Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1997-1 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of August 26, 1997 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1997-1 Master Trust Certificates for the Distribution Date occurring on April 15, 1998:


1.   Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.   The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.   The aggregate amount of Collections processed during the related Due Period
     is equal to                                                                                              $3,053,485,815.26

4.   The aggregate amount of Class A Principal Collections processed during the
     related Due Period is equal to                                                                             $104,053,340.52

5.   The aggregate amount of Class A Finance Charge Collections processed during
     the related Due Period is equal to                                                                          $12,284,469.05

6a.  The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

6b.  The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                                     $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class A Cumulative Investor Charged-Off Amount is
          equal to                                                                                                        $0.00

     (c)  with respect to the Class A Investor Interest is equal to                                                       $0.00

8.   The sum of all amounts payable to the Class A Certificateholders on the
     current Distribution Date is equal to                                                                        $3,610,937.50

9.   The aggregate amount of Class B Principal Collections processed during the
     related Due Period is equal to                                                                               $5,462,117.61

10.  The aggregate amount of Class B Finance Charge Collections processed during
     the related Due Period is equal to                                                                             $644,854.02

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                                   $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution date
     is equal to                                                                                                          $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall is equal to                                               $0.00

     (b)  with respect to the Class B Cumulative Investor Charged-Off Amount is
          equal to                                                                                                        $0.00

     (c)  with respect to the Class B Investor Interest is equal to                                                       $0.00

13.  The sum of all amounts payable to the Class B Certificateholders on the
     current Distribution Date is equal to                                                                          $195,971.96

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of April, 1998.



                               GREENWOOD TRUST COMPANY
                                    as Master Servicer

                               By:____________________________________
                               Vice President, Director of Accounting,
                               and Treasurer